Exhibit 10.2
CONFIDENTIAL TREATMENT

Supplemental Agreement No. 72

to

Purchase Agreement No. 1810

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-7H4 Aircraft (the Aircraft)

THIS SUPPLEMENTAL AGREEMENT, entered into as of February 17, 2011, by and between THE BOEING COMPANY, a Delaware corporation with principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with principal offices in Dallas, Texas (Buyer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 1810 dated January 19, 1994, relating to Boeing Model 737-700 aircraft (the Purchase Agreement) and;

WHEREAS, Buyer wishes to purchase the following aircraft, in the configuration specification identified in Exhibit A to the Purchase Agreement, and incorporate such aircraft into the Purchase Agreement as Block T-W-2b Firm Aircraft (December 2011 Incremental Aircraft);

MSN	Delivery Month
TBD	December 2011

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference;

2. Table 1 is hereby deleted in its entirety and replaced by a new Table 1, attached hereto and incorporated into the Agreement, to identify the delivery positions, quantities, Price and Advance Payment Base Price of the December 2011 Incremental Aircraft as a Block T-W-2b Firm Aircraft;

3. Letter Agreement No. SWA-PA-1810-LA-02710, entitled ***, is deleted in its entirety and replaced by a new Letter Agreement No. SWA-PA-1810-LA-02710R1 attached hereto and hereby incorporated into the Agreement by this reference.

***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

P.A. No. 1810	SA-72-1
 K/SWA

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	SOUTHWEST AIRLINES CO.

By: /s/ Isabelle Session	By: /s/ Scott Topping
Its: Attorney-In-Fact	Its: VP Treasurer

P.A. No. 1810	SA-72-2
 K/SWA

TABLE OF CONTENTS

		Page	SA
ARTICLES		Number	Number

1.	Subject Matter of Sale	1-1	SA-13

2.	Delivery, Title and Risk of Loss	2-1	SA-28

3.	Price of Aircraft	3-1	SA-71

4.	Taxes	4-1

5.	Payment	5-1

6.	Excusable Delay	6-1

7.	Changes to the Detail Specification	7-1

8.	Federal Aviation Requirements and Certificates and Export License	8-1

9.	Representatives, Inspection, Flights and Test Data	9-1

10.	Assignment, Resale or Lease	10-1

11.	Termination for Certain Events	11-1

12.	Product Assurance; Disclaimer and Release; Exclusion of Liabilities; Customer Support; Indemnification and Insurance	12-1

13.	Buyer Furnished Equipment and Spare Parts	13-1

14.	Contractual Notices and Requests	14-1

15.	Miscellaneous	15-1

P.A. No. 1810	SA-72
 K/SWA

TABLE OF CONTENTS CON'T

SA
TABLE		Number

1.	Aircraft Information Table	SA-72

2.	Option Aircraft Information Table	SA-66

EXHIBITS

A	737-700 Aircraft Configuration Exhibit A-4 Exhibit A-1A	SA-69

A.2	737-800 Aircraft Configuration	SA-71

B	Product Assurance Document	SA-1

C	Customer Support Document

C.2	737-800 Customer Support Document	SA-71

D	Price Adjustments Due to Economic Fluctuations - Aircraft

E	Buyer Furnished Equipment Provisions Document

E.2	737-800 Buyer Furnished Equipment Provisions Document	SA-71

F	Defined Terms Document

LETTER AGREEMENTS

1810-1	Waiver of Aircraft Demonstration Flight

P.A. No. 1810	SA-72
 K/SWA

TABLE OF CONTENTS CON'T

SA
RESTRICTED LETTER AGREEMENTS		Number

6-1162-RLL-932R2	Promotional Support	SA-13

6-1162-RLL-933R21	Option Aircraft	SA-60

6-1162-RLL-934R4	Disclosure of Confidential Information	SA-71

6-1162-RLL-935R1	Performance Guarantees	SA-1

6-1162-NIW-890	***	SA-39

6-1162-RLL-936R4	Certain Contractual Matters	SA-4

6-1162-RLL-937	Alternate Advance Payment Schedule

6-1162-RLL-938	***

6-1162-RLL-939R1	Certification Flight Test Aircraft	SA-1

6-1162-RLL-940R1	Training Matters	SA-1

6-1162-RLL-941R2	Other Matters	SA-13

6-1162-RLL-942	Open Configuration Matters

6-1162-RLL-943R1	Substitution Rights	SA-6

6-1162-RLL-944	***

6-1162-RLL-945	Comparison of 737-7H4 and 737-3H4 Block Fuel Burn

6-1162-RLL-1855R3	Additional Contractual Matters	SA-4

6-1162-RLL-1856	***	SA-1

6-1162-RLL-1857	Service Ready Validation Program Field Test	SA-1

6-1162-RLL-1858R1	Escalation Matters	SA-4

P.A. No. 1810	SA-72
 K/SWA

TABLE OF CONTENTS CON'T

SA
RESTRICTED LETTER AGREEMENTS		Number

6-1162-RLL-2036	Amortization of Costs for Customer Unique Changes

6-1162-RLL-2037	Reconciliation of the Aircraft Basic Price	SA-1

6-1162-RLL-2073	Maintenance Training Matters	SA-1

6-1162-KJJ-054R1	Business Matters

6-1162-KJJ-055R1	Structural Matters	SA-25

6-1162-KJJ-056	Noise and Emission Matters	SA-13

6-1162-KJJ-057	Product Development Matters	SA-13

6-1162-KJJ-058R1	Additional Substitution Rights	SA-71

6-1162-KJJ-150	Flight Control Computer & Mode Control Panel Spares Matter	SA-14

6-1162-MSA-185R3	Delivery Change Contractual Matters	SA-21

6-1162-JMG-669R8	***	SA-54

6-1162-JMG-747R1	***	SA-36

6-1162-CHL-217	Rescheduled Flight Test Aircraft	SA-32

6-1162-NIW-606R1	***	SA-36

6-1162-NIW-640	Early Delivery of Two April 2004 Aircraft	SA-35

6-1162-NIW-889	Warranty - Exterior Color Schemes and Markings for YA143 and on	SA-39

6-1162-NIW-1142	***	SA-43

6-1162-NIW-1369	***	SA-46

P.A. No. 1810	SA-72
 K/SWA

6-1162-NIW-1983 ***	SA-62

SWA-PA-1810-LA-1000419 ***	SA-64

SWA-PA-1810-LA-1001315 ***	SA-66

SWA-PA-1810-LA-02710 ***	SA-72

SWA-PA-1810-LA-100398 737-800 Promotional Support	SA-71

SWA-PA-1810-LA-1003490 ***	SA-71

SWA-PA-1810-LA-1003367 ***	SA-71

P.A. No. 1810	SA-72
 K/SWA

Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table

	Base Aircraft Price	Special Features	Aircraft Basic Price
Block A, B, C, D & E Aircraft	***	***	***
Block F & G Aircraft	***	***	***
Block H Aircraft	***	***	***
Block I Aircraft	***	***	***
Block J Aircraft	***	***	***
Block K Aircraft	***	***	***
Block K-W Aircraft	***	***	***
Block L Aircraft	***	***	***
Block T Aircraft	***	***	***
Block T-W Aircraft	***	***	***
Block T-W-1 / T-W-1a Aircraft	***	***	***
Block T-W-2 / T-W-2a Aircraft	***	***	***
Block T-W-2b Aircraft*	***	***	***
Block T-W-2c Aircraft***	***	***	***
Block T-W-3 Aircraft**	***	***	***

notes:
Block K-W Aircraft: Block K airplanes with production winglets installation
Block T-W Aircraft: Block T airplanes with production winglets installation
Block T-W-1 / T-W-1a Aircraft: Firm Aircraft contracted to deliver from May 1, 2006 through June 2008 at the signing of SA-47 -- (T-W-1a Aircraft -- Advance Payment Schedule per LA 6-1162-JGM-669)
Block T-W-2 / T-W-2a Aircraft: U-W-1 Option Aircraft which became Firm Aircraft after signing of SA-47 and
Firm Aircraft contracted to deliver in July 2008 forward at the signing of SA47 --
(T-W-2a Aircraft -- Advance Payment Schedule per LA 6-1162-JGM-669)
Exhibit A-2 applies to Block T-W-2 / T-W-2a Aircraft delivering through Dec 2009 and the first Aircraft delivering in Jan 2010
Exhibit A-3 applies to Block T-W-2 / T-W-2a Aircraft the second Aircraft delivering in Jan 2010 and on
Block T-W-2b Aircraft - Advance Payment Schedule per LA SWA-PA-1810-LA-1001315;
* Exhibit A-4 applies to Block T-W-2b Aircraft as identified in Exhibit A-4 to the Purchase Agreement^
***Exhibit A-1A applies to Block T-W-2c Aircraft per SA69
Block T-W-3 Aircraft (Substitute Aircraft per SA71) - Advance Payment Schedule per LA SWA-PA-1810-1001315
**First minor model Special Features price =*** due to non-recuring charges^^
**Exhibit A.2 applies to Block T-W-3 Aircraft^^^

Delivery	Number of	Aircraft	Adv Payment Base
Date	Aircraft	Block	Price Per A/P	Serial Number
Oct-1998	1	F	***
Nov-1998	2	F	***
Dec-1998	2	F	***
Mar-1999	2	G	***
Jun-1999	2	H	***
Jul-1999	1	H	***
Aug-1999	1	H	***
Sep-1999	2	H	***
Oct-1999	1	H	***
Oct-1999	1	L	***

SWA – PA1810	SA-72
^APR54184	2Q2010 Forecast

Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table

Delivery Date	Number of Aircraft	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Serial Number
Nov-1999	2	L	***
Dec-1999	1	L	***
Mar-2000	1	H	***
Apr-2000	2	H	***
Jun-2000	3	L	***
Jul-2000	3	L	***
Sep-2000	1	H	***
Sep-2000	1	L	***
Oct-2000	2	H	***
Oct-2000	1	L	***
Nov-2000	4	L	***
Dec-2000	2	E	***
Dec-2000	1	L	***
Jan-2001	1	E	***
Jan-2001	1	L	***
Feb-2001	1	E	***
Feb-2001	1	L	***
Mar-2001	2	E	***
Mar-2001	2	H	***
Apr-2001	1	H	***
Jun-2001	3	E	***
Jul-2001	1	L	***
Sep-2001	3	E	***
Sep-2001	1	L	***
Oct-2001	3	H	***
Oct-2001	1	L	***
Nov-2001	2	I	***
Nov-2001	1	T	***
Dec-2001	1	I	***
Jan-2002	1	I	***
Feb-2002	1	T	***
Mar-2002	4	I	***
Apr-2002	2	I	***
Nov-2002	1	J	***
Dec-2002	2	I	***
Dec-2002	1	J	***
Mar-2003	2	L	***
May-2003	1	I	***
Jun-2003	2	I	***
Jul-2003	1	I	***
Jul-2003	1	L	***
Aug-2003	1	I	***
Aug-2003	2	L	***
Sep-2003	3	I	***
Nov-2003	2	J	***
Dec-2003	2	J	***
Jan-2004	2	T	***
Feb-2004	1	T	***
Mar-2004	1	J	***
Mar-2004	1	K	***
Apr-2004	3	K	***
Apr-2004	3	T	***
May-2004	1	K	***
May-2004	1	T	***
Jun-2004	2	K	***
Jun-2004	6	T	***

SWA – PA1810	SA-72
^APR54184	2Q2010 Forecast

Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table

Delivery Date	Number of Aircraft	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Serial Number
Jul-2004	2	K	***
Jul-2004	2	T	***
Aug-2004	6	T-W	***
Sep-2004	1	K-W	***
Sep-2004	4	T-W	***
Oct-2004	4	K-W	***
Oct-2004	0	T-W	***
Nov-2004	3	T-W	***
Dec-2004	3	T-W	***
Jan-2005	5	T-W	***
Feb-2005	3	T-W	***
Mar-2005	4	T-W	***
Apr-2005	4	T-W	***
May-2005	2	T-W	***
Jun-2005	4	T-W	***
Jul-2005	2	T-W	***
Aug-2005	2	T-W	***
Sep-2005	3	T-W	***
Oct-2005	2	T-W	***
Nov-2005	2	T-W	***
Dec-2005	1	T-W	***
Jan-2006	1	T-W	***
Feb-2006	4	T-W	***
Mar-2006	3	T-W	***
Apr-2006	2	T-W	***
May-2006	5	T-W-1	***
Jun-2006	5	T-W-1	***
Jul-2006	3	T-W-1	***
Aug-2006	3	T-W-1	***
Sep-2006	3	T-W-1	***
Oct-2006	1	T-W-1	***
Nov-2006	2	T-W-1	***
Dec-2006	2	T-W-1	***
Jan-2007	2	T-W-1	***
Feb-2007	3	T-W-1	***
Mar-2007	2	T-W-1	***
Apr-2007	3	T-W-1	***
May-2007	3	T-W-1	***
Jun-2007	2	T-W-1	***
Jun-2007	1	T-W-1a	***	36528
Jul-2007	2	T-W-1	***
Jul-2007	1	T-W-1a	***	36610
Aug-2007	2	T-W-1	***
Aug-2007	3	T-W-1a	***	36611, 36632 & 36633
Sep-2007	2	T-W-1	***
Sep-2007	1	T-W-1a	***	36612
Oct-2007	3	T-W-1	***
Oct-2007	1	T-W-1a	***	36613
Nov-2007	1	T-W-1	***
Nov-2007	1	T-W-1a	***	36614
Dec-2007	2	T-W-1	***
Dec-2007	1	T-W-1a	***	36615
Jan-2008	1	T-W-1	***
Jan-2008	2	T-W-1a	***	36616 & 36617
Jan-2008	1	T-W-2	***	36887
Feb-2008	1	T-W-1	***

SWA – PA1810	SA-72
^APR54184	2Q2010 Forecast

Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table

Delivery Date	Number of Aircraft	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Serial Number
Feb-2008	3	T-W-1a	***	36618, 36619 & 36620
Mar-2008	1	T-W-1	***
Mar-2008	2	T-W-1a	***	36621 & 36622
Mar-2008	1	T-W-2	***	36888
Apr-2008	1	T-W-1	***
Apr-2008	2	T-W-1a	***	36623 & 36624
May-2008	1	T-W-1	***
May-2008	2	T-W-1a	***	36625 & 36626
Jun-2008	1	T-W-1	***
Jun-2008	2	T-W-1a	***	36627 & 36628
Jul-2008	2	T-W-2a	***
Jul-2008	2	T-W-2	***	36889 & 36890
Aug-2008	1	T-W-2a	***
Oct-2008	1	T-W-2a	***
Nov-2008	1	T-W-2a	***
Dec-2008	1	T-W-2a	***
Jan-2009	1	T-W-2a	***
Feb-2009	2	T-W-2a	***
Mar-2009	2	T-W-2a	***
Apr-2009	2	T-W-2a	***
Apr-2009	1	T-W-2	***	36900
May-2009	2	T-W-2a	***
Jan-2010	1	T-W-2	***	36913
Feb-2010	1	T-W-2a	***	36659
Mar-2010	1	T-W-2a	***	36660
Mar-2010	1	T-W-2	***	36918
May-2010	1	T-W-2a	***	36662
May-2010	1	T-W-2	***	36924
Jun-2010	1	T-W-2a	***	36663
Jul-2010	1	T-W-2a	***	36664
Aug-2010	1	T-W-2a	***	36665
Oct-2010	1	T-W-2b	***	36667
Dec-2010	1	T-W-2b	***	36668
Feb-2011	1	T-W-2b	***	36669
March-11	1	T-W-2b	***	36671
March-11	1	T-W-2c	***	36726
April-11	1	T-W-2b	***	36672
April-11	1	T-W-2c	***	33936
May-11	1	T-W-2b	***	36673
May-11	1	T-W-2b	***	41528
June-11	1	T-W-2b	***	36674
July-11	3	T-W-2b	***	36675, 36963, 36962
August-11	2	T-W-2b	***	36676, 36965
September-11	2	T-W-2b	***	36677, 36966
Oct-2011	1	T-W-2b	***	36967
Dec-2011	2	T-W-2b	***	36679, TBD
Mar-2012	1	T-W-3	***	36680
Mar-2012	1	T-W-3	***	36980
Apr-2012	2	T-W-3	***	36681, 36983
May-2012	2	T-W-3	***	36682, 36985
Jun-2012	2	T-W-3	***	36683, 36987
Jul-2012	2	T-W-3	***	36684, 36990
Aug-2012	2	T-W-3	***	36685, 36992
Sep-2012	2	T-W-3	***	36686, 36994
Oct-2012	2	T-W-3	***	36687, 36997
Nov-2012	2	T-W-3	***	37005, 37003

SWA – PA1810	SA-72
^APR54184	2Q2010 Forecast

Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table

Delivery Date	Number of Aircraft	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Serial Number
Dec-2012	2	T-W-3	***	37006, 37009
Jan-2013	2	T-W-2b	***	36891, 36634
Feb-2013	1	T-W-2b	***	36635
Mar-2013	2	T-W-2b	***	36892, 36638
Apr-2013	1	T-W-2b	***	36893
May-2013	1	T-W-2b	***	36894
Jun-2013	2	T-W-2b	***	36895, 36896
Jul-2013	1	T-W-2b	***	36897
Aug-2013	2	T-W-2b	***	36898, 36905
Sep-2013	2	T-W-2b	***	36907, 36911
Oct-2013	2	T-W-2b	***	36912, 36914
Nov-2013	1	T-W-2b	***	36915
Dec-2013	2	T-W-2b	***	36917, 36919
Jan-2014	2	T-W-2b	***	36920, 36909
Feb-2014	2	T-W-2b	***	36922, 36910
Mar-2014	3	T-W-2b	***	36943, 36927, 36925
Apr-2014	2	T-W-2b	***	36944, 36929
May-2014	1	T-W-2b	***	36946
Jun-2014	2	T-W-2b	***	36968, 36949
Jul-2014	1	T-W-2b	***	36951
Aug-2014	3	T-W-2b	***	36928, 36952, 37019
Sep-2014	1	T-W-2b	***	36954
Oct-2014	2	T-W-2b	***	36957, 37034
Nov-2014	1	T-W-2b	***	36971
Dec-2014	1	T-W-2b	***	37037
Jan-2015	1	T-W-2b	***	36899
Feb-2015	1	T-W-2b	***	36901
Mar-2015	2	T-W-2b	***	36902, 36936
Apr-2015	2	T-W-2b	***	36649, 36652
May-2015	1	T-W-2b	***	36903
Jun-2015	2	T-W-2b	***	36906, 36654
Jul-2015	1	T-W-2b	***	36655
Aug-2015	1	T-W-2b	***	36656
Sep-2015	1	T-W-2b	***	36657
Oct-2015	1	T-W-2b	***	36937
Dec-2015	1	T-W-2b	***	36941
Jan-2016	1	T-W-2b	***	36650
Feb-2016	2	T-W-2b	***	36904, 36932
Mar-2016	1	T-W-2b	***	36651
Apr-2016	2	T-W-2b	***	36653, 36938
May-2016	2	T-W-2b	***	36658, 36939
Jun-2016	1	T-W-2b	***	36916
Jul-2016	2	T-W-2b	***	36921, 36945
Aug-2016	1	T-W-2b	***	36678^
Aug-2016	1	T-W-2b	***	36661
Sep-2016	1	T-W-2b	***	36977^
Sep-2016	1	T-W-2b	***	36923
Oct-2016	1	T-W-2b	***	36666
Nov-2016	1	T-W-2b	***	36670

SWA – PA1810	SA-72
^APR54184	2Q2010 Forecast

The Boeing Company
P.O. Box 3707
Seattle, WA  98124-2207

SWA-PA-1810-LA-02710R1

Southwest Airlines, Co.
P.O. Box 36611 – Love Field
Dallas, Texas 75235

Subject:	***

Reference:	a) Purchase Agreement No. PA-1810 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-700 aircraft (Aircraft)

b)  Boeing Letter Agreement SWA-PA-1810-LA-1001315 entitled ***, dated July 2, 2010, between Boeing and Buyer

c) Boeing Letter Agreement 6-1162-JMG-669R8 entitled ***, dated July 17, 2007, between Boeing and Buyer

This Letter Agreement amends Purchase Agreement between Boeing and Buyer relating to the Aircraft.  All terms used and not defined herein will have the same meaning as in the Agreement.

The terms and conditions contained in the referenced b) letter agreement and in the *** referred to in paragraph 3 of the referenced c) letter agreement do not apply to the 2011 Incremental Aircraft identified herein.

1.	2011 Incremental Aircraft

Buyer wishes to purchase and incorporate the following two (2) aircraft (2011 Incremental Aircraft #1) into its Purchase Agreement:

MSN	Delivery Month
36726	March 2011
33936	April 2011
and;

Buyer wishes to purchase and incorporate the following aircraft (2011 Incremental Aircraft #2) into the Purchase Agreement (together with the 2011 Incremental Aircraft #1, the 2011 Incremental Aircraft):

MSN	Delivery Month
41528	May 2011
TBD	December 2011

2.	Price and Advance Payment Base Price for the 2011 Incremental Aircraft.

2.1           Aircraft Basic Price for the 2011 Incremental Aircraft #1.  ***

SWA-PA-1810-LA-02710R1	Page 1
Additional 2010 Special Matters	SA72
BOEING PROPRIETARY

* The 2011 Incremental Aircraft #1 have been configured using the 737-700 Standard Selections Publication D924A110-1.  The Detail Specification is comprised of Boeing configuration specification D019A001, revision M, as identified in Exhibit A-1A. Buyer understands and agrees that due to production lead times, any additional configuration changes are limited to pin selects, paper changes (i.e. weight and thrust) and livery changes for the 2011 Incremental Aircraft #1.

The Aircraft Basic Price for the 2011 Incremental Aircraft #2, expressed in July 1999 dollars, is as described in Table 1.

2.2           Economic Price Adjustments.  The Economic Price Adjustments for the Aircraft Basic Price will be made pursuant to the formulas set forth in Exhibit D-1 of the Purchase Agreement.

2.3           Advance Payments.  ***

2.4           Aircraft Configuration.  The 2011 Incremental Aircraft #1 are as described in Exhibit A-1A.

The 2011 Incremental Aircraft #2 will retain the current 737-700 Configuration Specification identified as Exhibit A-4 under the Purchase Agreement.

2.5           Buyer Furnished Equipment.   Buyer will be responsible for coordinating Buyer Furnished Equipment (BFE) procurement and fulfilling any existing BFE commitments relating to the 2011 Incremental Aircraft #1 and further agrees to indemnify Boeing for BFE related matters consistent with the terms and conditions of Exhibit E of the Purchase Agreement.

3.	Additional Rescheduled Aircraft

3.1           Buyer agrees to re-contract the Delivery Dates of the following Block T-W-2b Firm Aircraft (2012 Re-contracted Firm Aircraft):

MSN	Previous Delivery Month	Re-contracted Delivery Month
36679	February 2012	December 2011
36678	January 2012	August 2016
36977	February 2012	September 2016

The 2012 Re-contracted Firm Aircraft are subject to the terms and conditions contained in the referenced a), b) and c) letter agreements.

***

SWA-PA-1810-LA-02710R1	Page 2
Additional 2010 Special Matters	SA72
BOEING PROPRIETARY

3.2           ***

4.	Assignment.

***

5.	Confidential Treatment

Buyer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential.  Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as may be required by applicable law or government regulators.

Very truly yours,

THE BOEING COMPANY

By	/s/ Isabelle Session
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	February 7, 2011

SOUTHWEST AIRLINES, CO.

By	/s/ Scott Topping
Its	VP Treasurer

SWA-PA-1810-LA-02710R1	Page 3
Additional 2010 Special Matters	SA72
BOEING PROPRIETARY